REVENUE	12 Months Ended
Dec. 31, 2018
REVENUE.
REVENUE

3.      Revenue

Significant accounting judgements and estimates

Revenue from PGM mining activities

The determination of PGM concentrate sales revenue from the time of initial recognition of the sale on a provisional basis through to final pricing requires management to continuously re-estimate the fair value of the price adjustment feature. Management determines this with reference to estimated forward prices using consensus forecasts.

Accounting policy

Revenue from mining activities

Revenue is recognised to the extent that it is probable that economic benefits will flow to the Group and the amount of revenue can be reliably measured.

Revenue from gold sales is measured and recognised based on the consideration specified in a contract with a customer. The Group recognises revenue from gold sales when it transfers control of the gold to the customer. These criteria are typically met when the gold is delivered to the refinery. The price of gold is determined by market forces.

Revenue from PGM concentrate and metal sales is recognised when control of the mine product is passed to the buyer pursuant to a sales contract. The sales price is determined on a provisional basis at the date of delivery. Adjustments to the sale price occur based on movements in the metal market price, metal content quantities and penalties, which represent variable transaction price components, up to the date of final pricing. Final pricing is based on the monthly average market price in the month of settlement. The period between provisional invoicing and final pricing is typically between two and four months. Revenue on provisionally priced sales is initially recorded at the estimated fair value of the consideration receivable. The revenue adjustment mechanism embedded within provisionally priced sales arrangements has the characteristics of a commodity derivative. Accordingly, the fair value of the final sales price adjustment is re-estimated continuously and changes in fair value recognised as an adjustment to revenue in profit or loss and trade receivables in the statement of financial position. In all cases, fair value is determined with reference to estimated forward prices using consensus forecasts.

Revenue from PGM recycling consists of the sales of recycled palladium, platinum and rhodium derived from spent catalytic material. Revenue from PGM recycling revenue also includes revenue from toll processing, which is recognised at the time the contained metals are returned to the supplier at a third party refinery.

Streaming revenue

In 2018, Wheaton Precious Metals International Limited (Wheaton International) and Sibanye-Stillwater entered into a streaming transaction. 100% of refined mined gold and 4.5% of refined mined palladium from the Stillwater operations will be delivered to Wheaton International over the life of mine of the US PGM operations. Each ounce is identified as a separate performance obligation.

In exchange for this, Wheaton International paid Sibanye-Stillwater R6,555.4 million (US$500.0 million) on 25 July 2018. In addition to the advance payment, Wheaton International currently pays Sibanye-Stillwater 18% cash based on the value of gold and palladium deliveries each month (refer to note 27 for additional detail of the monthly cash percentage). The contract will be settled by Sibanye-Stillwater delivering metal credits to Wheaton International representing underlying refined, mined gold and palladium.

The transaction price, being the advance payment and the cash payment to be received, is recognised as revenue each month when the metal credit is allocated to the appropriate Wheaton International account. It is from this date that Wheaton International has effectively accepted the metal, has physical control of the metal and has the risk and reward of the metal (i.e. control has transferred).

Revenue will be recognised over the life of mine of the US PGM operations. To the extent that the life of mine changes or other key inputs are changed (refer to the significant accounting judgements and estimates section above), these changes are recognised prospectively as a cumulative catch-up in revenue in the year that the life of mine is changed.

The sources of revenue are:

Figures in million - SA rand	2018	2017	2016
Gold mining activities	19,656.7	23,473.6	27,501.3
PGM mining activities	23,355.4	17,898.7	3,739.4
Recycling activities	7,442.7	4,539.3	-
Stream	201.6	-	-
Total revenue from contracts with customers	50,656.4	45,911.6	31,240.7

The primary geographical markets are:

Figures in million - SA rand	2018	2017	2016
Southern Africa	34,810.3	36,750.0	31,240.7
United States	15,846.1	9,161.6	-
Total revenue from contracts with customers	50,656.4	45,911.6	31,240.7

Concentration of customers

SA gold	SA PGM	US PGM

Market risk

Foreign currency sensitivity

The SA region’s revenue is sensitive to changes in the exchange rate. Stillwater’s revenue (and expenses) are translated from its functional currency (US dollars) to the Group’s presentation currency (SA rand) and, therefore, the Group’s “presentation currency” earnings are sensitive to changes in the exchange rate. A one percentage point depreciation in the SA rand average exchange rate for the year ended 31 December 2018 of R13.24/US$ would have increased adjusted EBITDA by approximately R41.5 million. A one percentage point appreciation in the SA rand average exchange rate for the year ended 31 December 2018 of R13.24/US$ would have decreased adjusted EBITDA by approximately R41.5 million.